                                                                    EXHIBIT 4.1


                   AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT

         This AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT (this "AMENDMENT"), dated as of October 9, 2003, is made by and among each OF QUANTA SERVICES, INC., a Delaware corporation (the "COMPANY") and each of the institutions listed on Annex 1 hereto (such institutions being collectively referred to as the "NOTEHOLDERS").

                                   BACKGROUND

         1. The Company and certain of the Noteholders are parties to that certain Note Purchase Agreement (the "ORIGINAL NOTE PURCHASE AGREEMENT"), dated as of March 1, 2000, that provides, among other things, for the sale by the Company and the purchase by certain of the Noteholders of up to (a) Seventy-Three Million Dollars ($73,000,000) in aggregate principal amount of the Company's 8.46% Series 2000-A Senior Secured Notes, Tranche 1, due March 1, 2005 (the "SERIES A-1 NOTES"), (b) Forty-One Million Five Hundred Thousand Dollars ($41,500,000) in aggregate principal amount of the Company's 8.55% Series 2000-A Senior Secured Notes, Tranche 2, due March 1, 2007 (the "SERIES A-2 NOTES") and
(c) Thirty-Five Million Five Hundred Thousand Dollars ($35,500,000) in aggregate principal amount of the Company's 8.61% Series 2000-A Senior Secured Notes, Tranche 3, due March 1, 2010 (the "SERIES A-3 NOTES" and, collectively with the Series A-1 Notes and the Series A-2 Notes, the "SERIES A NOTES"). All of the Series A Notes are currently outstanding.

         2. The Original Note Purchase Agreement has been supplemented in certain respects pursuant to a First Supplement to Note Purchase Agreement (the "FIRST SUPPLEMENT" and, together with the Original Note Purchase Agreement, the "SUPPLEMENTED NOTE PURCHASE AGREEMENT"), dated as of September 1, 2000, by and among the Company and certain of the Noteholders, that provides, among other things, for the sale by the Company and the purchase by certain of the Noteholders of up to (a) Thirty Million Dollars ($30,000,000) in aggregate principal amount of the Company's 8.01% Series 2000-B Senior Secured Notes, Tranche 1, due September 1, 2005 (the "SERIES B-1 NOTES"), (b) Five Million Dollars ($5,000,000) in aggregate principal amount of the Company's 8.06% Series 2000-B Senior Secured Notes, Tranche 2, due September 1, 2006 (the "SERIES B-2 NOTES") and (c) Twenty-Five Million Dollars ($25,000,000) in aggregate principal amount of the Company's 8.29% Series 2000-B Senior Secured Notes, Tranche 3, due September 1, 2010 (the "SERIES B-3 NOTES" and, collectively with the Series B-1 Notes and the Series B-2 Notes, the "SERIES B NOTES" and the Series B Notes, together with the Series A Notes, the "NOTES"). All of the Series B Notes are currently outstanding.

         3. The Supplemented Note Purchase Agreement and the Notes were amended in certain respects pursuant to Amendment No. 1 to Note Purchase Agreement, dated as of August 12, 2002 ("AMENDMENT NO. 1"), Amendment No. 2 to Note Purchase Agreement, dated as of December 20, 2002 ("AMENDMENT NO. 2") and Amendment No. 3 to Note Purchase Agreement, dated as of September 30, 2003 ("AMENDMENT NO. 3" and the Supplemented Note Purchase Agreement as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, the "EXISTING NOTE PURCHASE AGREEMENT").

         4. The Company and the Noteholders wish to amend the Existing Note Purchase Agreement.

         NOW, THEREFORE, in order to induce the Noteholders to amend the Existing Note Purchase Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company agrees with the Noteholders as follows:

SECTION 1.   DEFINED TERMS.

         All capitalized terms used, but not specifically defined, in this Amendment have the respective meanings ascribed to them in the Existing Note Purchase Agreement.

SECTION 2.   WARRANTIES AND REPRESENTATIONS.

         The Company warrants and represents to each Noteholder that as of the date of this Amendment and as of the Fourth Amendment Effective Date (as defined in Section 3):

         2.1 CORPORATE ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to transact the business it transacts and proposes to transact, to execute and deliver this Amendment and to perform the provisions hereof.

         2.2 NO MATERIAL ADVERSE CHANGE. Since December 31, 2002, except as disclosed herein, in the Eleventh Amendment to the Third Amended and Restated Credit Agreement or in one or more reports filed with the Securities and Exchange Commission, there has been no change in the business, operations, affairs, financial condition, assets or properties of the Company except for

              (a) changes in general, economic, market and industry conditions that are generally applicable to the Company and all other Persons that are in the same or similar businesses as the Company and are similarly situated, and

              (b) changes in the ordinary course of business,

that in the aggregate for all such changes, could not reasonably be expected to have a Material Adverse Effect.

         2.3 FULL DISCLOSURE. Each written statement and all written materials furnished by, or on behalf of, the Company to the Noteholders pursuant to Sections 7.1 and 7.2 of the Existing Note Purchase Agreement, taken as a whole, and each written statement and all written materials furnished by, or on behalf of, the Company to the Noteholders in connection with this Amendment, taken as a whole, do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There is no fact known to the Company which the Company has not disclosed to the Noteholders in writing which could reasonably be expected to have a Material Adverse Effect.

         2.4 TRANSACTION IS LEGAL AND AUTHORIZED. The execution and delivery of this Amendment by the Company, the consummation of each of the transactions contemplated by this Amendment and the compliance by the Company with all the provisions of this Amendment:

              (a) are within the corporate powers of the Company;

              (b) are in compliance with applicable law;

              (c) do not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Company under the provisions of, any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company;

              (d) do not conflict with, result in any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien not permitted by ss.10.5 of the Existing Note Purchase Agreement upon any property of the Company under the provisions of, any charter instrument, bylaw or other constitutive document or instrument to which it is a party or by which it or any of its property is bound; and

              (e) do not in any material respect conflict with, result in any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien not permitted by ss.10.5 of the Existing Note Purchase Agreement upon any property of the Company under the provisions of, any contract, agreement or indenture binding upon the Company or its property.

         2.5 AMENDMENT IS ENFORCEABLE. This Amendment is a legal, valid and binding and enforceable obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally and the application of general equitable principles.

         2.6 NO DEFAULTS. The Company is not in violation in any respect of any term in any agreement or other instrument to which it is a party or by which it or any of its property may be bound, except for such violations that, in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

2.7   PENDING LITIGATION.

              (a) There are no proceedings, actions or investigations pending, or to the knowledge of the Company, threatened against or affecting the Company in any court or before any Governmental Authority or arbitration board or tribunal that, in the aggregate for all such proceedings, actions and investigations, could reasonably be expected to have a Material Adverse Effect.

              (b) The Company is not in default with respect to any judgment, order, writ, injunction or decree of any court, Governmental Authority, arbitration board or tribunal that, in the aggregate for all such defaults, could reasonably be expected to have a Material Adverse Effect.

2.8 COMPLIANCE WITH LAW. The Company is not in violation of any law, ordinance, governmental rule or regulation to which it is subject, except for such violations that, in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

         2.9 NO DEFAULTS. After giving effect to this Amendment, no Default or Event of Default will exist.

SECTION 3.   CONDITIONS PRECEDENT.

         This Amendment shall have no effect until all of the following conditions precedent shall have been fulfilled (such time of effectiveness being herein referred to as THE "FOURTH AMENDMENT EFFECTIVE DATE"):

              (a) WARRANTIES AND REPRESENTATIONS TRUE. After giving effect to this Amendment, the warranties and representations set forth in the Existing Note Purchase Agreement and in Section 2 to this Amendment shall be true in all material respects (unless specifically limited to an earlier date, in which case, such representations and warranties were true as of such date).

              (b) NO PROHIBITED ACTION. No Default or Event of Default shall exist after giving effect to the consummation of the transactions contemplated by this Amendment.

              (c) CONSENT OF NOTEHOLDERS. The Company and the Required Holders shall have executed this Amendment.

              (d) PAYMENT OF NOTEHOLDER FEES AND EXPENSES. The Company shall have paid all fees and expenses of the Noteholders incurred in connection with this Amendment for which invoices have been delivered, including the fees and expenses of Bingham McCutchen LLP.

              (e) OFFICERS' CERTIFICATE. Each Noteholder shall have received a written certificate signed by an officer of the Company acceptable to the Required Holders as to (i) the absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to materially and adversely affect (A) the financial condition of the Company and its Subsidiaries, taken as a whole, or (B) the ability of the Company and its Subsidiaries to perform their respective obligations under the Existing Note Purchase Agreement, the Notes or the Security

         Documents, as amended by this Amendment, (ii) the absence of any breach of any representation or warranty of the Company set out in the Existing Note Purchase Agreement, the Notes or the Security Documents, and (iii) the absence of any Default or Event of Default, after giving effect to this Amendment.

              (f) AMENDMENT OF BANK CREDIT AGREEMENT. An Eleventh Amendment to the Third Amended and Restated Secured Credit Agreement among the Company, as Borrower, the Financial Institutions party thereto, as Lenders, Bank of America, N.A., as Administrative Agent, and the other agents named therein (as amended, the "BANK CREDIT AGREEMENT") shall have been entered into by the Company and the Majority Lenders (as such term is defined in the Bank Credit Agreement), shall contain terms reasonably satisfactory to the Noteholders, and shall be in full force and effect, subject only to the effectiveness of this Amendment.

              (g) GUARANTORS' CONSENT. The Guarantors shall have executed and delivered the Consent attached hereto as Attachment A.

              (h) PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the execution and delivery of this Amendment and the transactions contemplated hereby shall be reasonably satisfactory to the Noteholders and their special counsel.

SECTION 4.   AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT.

         4.1 Section 10.16(f) is hereby amended by deleting the phrase "$250,000,000" appearing in the first line thereof and replacing it with "$275,000,000."

         4.2 Schedule B of the Existing Note Purchase Agreement is hereby amended by adding the following definitions to read in their entirety as follows:

              "AMENDMENT NO. 4" means that certain Amendment No. 4 to this Note Purchase Agreement, dated as of October 9, 2003.

              "FOURTH AMENDMENT EFFECTIVE DATE" means October 9, 2003.

SECTION 5.   EFFECT OF AMENDMENT.

         Except as expressly provided in this Amendment, the Existing Note Purchase Agreement shall remain in full force and effect, without modification or amendment. This Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto and the holders from time to time of the Notes.

SECTION 6.   DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART.

         Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by the Company and each of the Noteholders (subject to Section 3 hereof) each as a party to this Amendment, and each set of counterparts which, collectively, show execution by each such party to this Amendment shall constitute one duplicate original.

SECTION 7.   GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, NEW YORK LAW WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 8.                 RELEASE.

              (a) The Company and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Noteholders and all respective affiliates and subsidiaries of the Noteholders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "RELEASED LENDER PARTIES") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "BORROWER CLAIMS") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Company or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Existing Note Purchase Agreement, the Notes or the Security Documents or the enforcement or attempted enforcement by the Noteholders of rights, remedies or recourses related thereto.

              (b) The Company and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Existing Note Purchase Agreement, the Notes or the Security Documents.

              (c) The agreements of the Company and each Guarantor set forth in this Section 9 shall survive termination of this Amendment, the Existing Note Purchase Agreement, the Notes and the Security Documents.


   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. NEXT PAGE IS SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                           QUANTA SERVICES, INC.


                                           By: /s/ JAMES H. HADDOX
                                               --------------------------------
                                               Name: James H. Haddox
                                               Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:  David L. Babson and Company
     Incorporated, as Investment Advisor


By:  /s/ RICHARD MCGAULEY
     --------------------------------------
     Name: Richard McGauley
     Title: Managing Director


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                           QUANTA SERVICES, INC.


                                           By: /s/ JAMES H. HADDOX
                                               --------------------------------
                                               Name: James H. Haddox
                                               Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

C.M. LIFE INSURANCE COMPANY

By:  David L. Babson and Company
     Incorporated, as Investment Advisor


By:  /s/ RICHARD MCGAULEY
     -----------------------------------
     Name: Richard McGauley
     Title:  Managing Director


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                           QUANTA SERVICES, INC.


                                           By: /s/ JAMES H. HADDOX
                                               --------------------------------
                                               Name: James H. Haddox
                                               Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

UNITED OF OMAHA LIFE INSURANCE COMPANY


By:  /s/ EDWIN H. GARRISON, JR.
     ----------------------------------
     Name: Edwin H. Garrison, Jr.
     Title: First Vice President


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                            QUANTA SERVICES, INC.


                                            By: /s/ JAMES H. HADDOX
                                                -------------------------------
                                                Name: James H. Haddox
                                                Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

COMPANION LIFE INSURANCE COMPANY


By:  /s/ EDWIN H. GARRISON, JR.
     ---------------------------------
     Name: Edwin H. Garrison, Jr.
     Title: Authorized Representative


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                           QUANTA SERVICES, INC.



                                           By:  /s/ JAMES H. HADDOX
                                                -------------------------------
                                                Name: James H. Haddox
                                                Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

MINNESOTA LIFE INSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By:  /s/ KATHLEEN H. PARKER
     ---------------------------------
     Name: Kathleen H. Parker
     Title: Vice President


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                            QUANTA SERVICES, INC.


                                            By:  /s/ JAMES H. HADDOX
                                                 ------------------------------
                                                 Name: James H. Haddox
                                                 Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

AMERICAN FIDELITY ASSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By:  /s/ KATHLEEN H. PARKER
     ---------------------------------
     Name: Kathleen H. Parker
     Title: Vice President


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                           QUANTA SERVICES, INC.


                                           By:  /s/ JAMES H. HADDOX
                                                -------------------------------
                                                Name: James H. Haddox
                                                Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

MTL INSURANCE COMPANY

By:  Advantus Capital Management, Inc.


By:  /s/ KATHLEEN H. PARKER
     ---------------------------------
     Name: Kathleen H. Parker
     Title: Vice President


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                            QUANTA SERVICES, INC.


                                            By:  /s/ JAMES H. HADDOX
                                                 ------------------------------
                                                 Name: James H. Haddox
                                                 Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

UNITY MUTUAL LIFE INSURANCE COMPANY - ANNUITY PORTFOLIO

By:  Advantus Capital Management, Inc.


By:  /s/ KATHLEEN H. PARKER
     ---------------------------------
     Name: Kathleen H. Parker
     Title: Vice President


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                          QUANTA SERVICES, INC.


                                          By:  /s/ JAMES H. HADDOX
                                               --------------------------------
                                               Name: James H. Haddox
                                               Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

THE TRAVELERS INSURANCE COMPANY, FOR ITSELF
AND TWO OF ITS SEPARATE ACCOUNTS


By:  /s/ ROBERT M. MILLS
     ------------------------------------
     Name: Robert M. Mills
     Title: Investment Officer


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                           QUANTA SERVICES, INC.


                                           By:  /s/ JAMES H. HADDOX
                                                -------------------------------
                                                Name: James H. Haddox
                                                Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

COLONIAL LIFE & ACCIDENT INSURANCE COMPANY

By:  Provident Investment Management, LLC, its Agent


By:  /s/ BEN VANCE
     -----------------------------------
     Name: Ben Vance
     Title: Vice President


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                         QUANTA SERVICES, INC.


                                         By:  /s/ JAMES H. HADDOX
                                              ---------------------------------
                                              Name: James H. Haddox
                                              Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

UNUM LIFE INSURANCE COMPANY OF AMERICA

By:  Provident Investment Management, LLC, its Agent


By:  /s/ BEN VANCE
     ------------------------------
     Name: Ben Vance
     Title: Vice President


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                         QUANTA SERVICES, INC.



                                         By:  /s/ JAMES H. HADDOX
                                              ---------------------------------
                                              Name: James H. Haddox
                                              Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

THRIVENT FINANCIAL FOR LUTHERANS (FORMERLY AID ASSOCIATION FOR LUTHERANS AND SUCCESSOR BY MERGER TO LUTHERAN BROTHERHOOD)


By:  /s/ MARK SWENSON
     ----------------------------------
     Name: Mark O. Swenson
     Title: Vice President


          Signature Page to Amendment No. 4 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.


                                           QUANTA SERVICES, INC.


                                           By:  /s/ JAMES H. HADDOX
                                                -------------------------------
                                                Name: James H. Haddox
                                                Title: Chief Financial Officer


ACCEPTED AND AGREED TO:

MODERN WOODMEN OF AMERICA


By:  /s/ MICHAEL E. DAU
     --------------------------------------
     Name: Michael E. Dau
     Title:  Manager, Fixed Income Division


          Signature Page to Amendment No. 4 to Note Purchase Agreement

                                     ANNEX 1


Massachusetts Mutual Life Insurance Company
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, MA 01115

C.M. Life Insurance Company
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, MA 01115

United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175

Companion Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175

New York Life Insurance and Annuity Corporation
51 Madison Avenue
New York, NY 10010-1603

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

American Fidelity Assurance Company
400 Robert Street North
St. Paul, MN 55101

MTL Insurance Company
400 Robert Street North
St. Paul, MN 55101

Unity Mutual Life Insurance Company - Annuity Portfolio
400 Robert Street North
St. Paul, MN 55101

Protective Life Insurance Company
P.O. Box 2606
Birmingham, AL 35202


                                   Annex 1-1

Allstate Life Insurance Company
3075 Sanders Road, Suite G3A
Northbrook, IL  60062-7127

American Heritage Life Insurance Company
3075 Sanders Road, Suite G3A
Northbrook, IL  60062-7127

The Travelers Insurance Company, for itself and two of its Separate Accounts 242 Trumbull Street
P.O. Box 150449
Hartford, CT 06115-0419

Southern Farm Bureau Life Insurance Company
1401 Livingston Lane
Jackson, MS 39213

Colonial Life & Accident Insurance Company
One Fountain Square
Chattanooga, TN 37402

Unum Life Insurance Company of America
One Fountain Square
Chattanooga, TN 37402

Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN 55415-1624

Phoenix Life Insurance Company
56 Prospect Street
Hartford, CT 06115-0480

Great-West Life & Annuity Insurance Company
8515 East Orchard Road, 3rd Floor, Tower 2
Englewood, CO 80111

Modern Woodmen of America
1701 First Avenue
Rock Island, IL 61201

American United Life Insurance Company
One American Square
Indianapolis, IN 46206


                                   Annex 1-2

Pioneer Mutual Life Insurance Company
One American Square
Indianapolis, IN 46206

The State Life Insurance Company
One American Square
Indianapolis, IN 46206

The Guardian Life Insurance Company of America
700 South Street
Pittsfield, MA 01201

Security Financial Life Insurance Co.
200 Centennial Mall North
Lincoln, NE 68508


                                   Annex 1-3

                                  ATTACHMENT A

                              CONSENT OF GUARANTORS

         The undersigned Guarantors, as party to the Guaranty Agreement dated as of March 1, 2000, hereby consent to the foregoing Amendment dated as of even date herewith, to which this consent is attached, and confirm that the Guaranty Agreement remains in full force and effect after giving effect thereto and represent and warrant that there is no defense, counterclaim or offset of any type or nature under the Guaranty Agreement.

Dated as of October 9, 2003


                             GUARANTORS:

                             ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION ALLTECK LINE CONTRACTORS (USA), INC.
                             ARBY CONSTRUCTION, INC.
                             AUSTIN TRENCHER, INC.
                             BRADFORD BROTHERS, INC.
                             CCLC, INC.
                             COMMUNICATION MANPOWER, INC.
                             CONTI COMMUNICATIONS, INC.
                             CROCE ELECTRIC COMPANY, INC.
                             CROWN FIBER COMMUNICATIONS, INC.
                             DILLARD SMITH CONSTRUCTION COMPANY
                             DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
                             ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED FIVE POINTS CONSTRUCTION CO.
                             GLOBAL ENERCOM MANAGEMENT, INC.
                             GOLDEN STATE UTILITY CO.
                             H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
                             HAINES CONSTRUCTION COMPANY
                             INTERMOUNTAIN ELECTRIC, INC.
                             IRBY CONSTRUCTION COMPANY
                             LINE EQUIPMENT SALES CO., INC.
                             MANUEL BROS., INC.
                             MEARS GROUP, INC.
                             MEJIA PERSONNEL SERVICES, INC.
                             METRO UNDERGROUND SERVICES, INC.
                             MUSTANG LINE CONTRACTORS, INC.
                             NETWORK ELECTRIC COMPANY
                             NORTH PACIFIC CONSTRUCTION CO., INC.
                             NORTH SKY COMMUNICATIONS, INC.
                             PAR ELECTRICAL CONTRACTORS, INC.
                             PARKSIDE SITE & UTILITY COMPANY CORPORATION
                             PARKSIDE UTILITY CONSTRUCTION CORP.
                             P.D.G. ELECTRIC COMPANY
                             POTELCO, INC.
                             PROFESSIONAL TELECONCEPTS, INC. (IL)
                             PROFESSIONAL TELECONCEPTS, INC. (NY)


                                 Attachment A-4

                             PWR FINANCIAL COMPANY
                             QPC, INC.
                             QSI, INC.
                             QUANTA HOLDINGS, INC.
                             QUANTA XXXI ACQUISITION, INC.
                             QUANTA LI ACQUISITION, INC.
                             QUANTA LIV ACQUISITION, INC.
                             QUANTA LVII ACQUISITION, INC.
                             QUANTA LVIII ACQUISITION, INC.
                             QUANTA LIX ACQUISITION, INC.
                             QUANTA LX ACQUISITION, INC.
                             QUANTA LXI ACQUISITION, INC.
                             QUANTA LXII ACQUISITION, INC.
                             QUANTA LXIII ACQUISITION, INC.
                             QUANTA LXIV ACQUISITION, INC.
                             QUANTA LXV ACQUISITION, INC.
                             QUANTA LXVI ACQUISITION, INC.
                             QUANTA LXVII ACQUISITION, INC.
                             QUANTA LXVIII ACQUISITION, INC.
                             QUANTA LXIX ACQUISITION, INC.
                             QUANTA LXX ACQUISITION, INC.
                             QUANTA LXXI ACQUISITION, INC.
                             QUANTA LXXII ACQUISITION, INC.
                             QUANTA LXXIII ACQUISITION, INC.
                             QUANTA UTILITY INSTALLATION CO., INC.
                             R.A. WAFFENSMITH & CO., INC.
                             SOUTHEAST PIPELINE CONSTRUCTION, INC.
                             SOUTHWEST TRENCHING COMPANY, INC.
                             SOUTHWESTERN COMMUNICATIONS, INC.
                             SPALJ CONSTRUCTION COMPANY
                             SUMTER UTILITIES, INC.
                             THE RYAN COMPANY, INC.
                             TOM ALLEN CONSTRUCTION COMPANY
                             TRANS TECH ACQUISITION, INC.
                             TRAWICK CONSTRUCTION COMPANY, INC.
                             TTGP, INC.
                             TTLP. INC.
                             TTM, INC.
                             TXLP, INC.
                             UNDERGROUND CONSTRUCTION CO., INC.
                             UTILCO, INC.
                             VCI TELECOM, INC.
                             W.C. COMMUNICATIONS, INC.


                                 Attachment A-5

                                 W.H.O.M. CORPORATION


                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:   Dana Gordon
                                 Title:  President or Vice-President of
                                         each Guarantor


                                 QDE LLC
                                 QUANTA DELAWARE, INC.
                                 QUANTA ASSET MANAGEMENT LLC


                                 By:  /s/ LINDA BUBACZ
                                      -----------------------------------------
                                 Name:   Linda Bubacz
                                 Title:  President


                                 NORTHERN LINE LAYERS, LLC
                                 BY:      PAR ELECTRICAL CONTRACTORS, INC.,
                                          ITS SOLE MEMBER

                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:   Dana Gordon
                                 Title:  Vice President


                                 COAST TO COAST, LLC
                                 BY:  ENVIRONMENTAL PROFESSIONAL ASSOCIATES,
                                      LIMITED, ITS MEMBER


                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:   Dana Gordon
                                 Title:  Vice President


                                 DOT  05, LLC
                                 TJADER, L.L.C.
                                 OKAY CONSTRUCTION COMPANY, LLC
                                 BY: SPALJ CONSTRUCTION COMPANY, ITS MEMBER


                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:   Dana Gordon
                                 Title:  Vice President


                                 LAKE NORMAN PIPELINE, LLC
                                 BY: BRADFORD BROTHERS, INC., ITS MEMBER


                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:   Dana Gordon
                                 Title:  Vice President


                                 Attachment A-6

                                 MEARS/CPG, LLC
                                 MEARS ENGINEERING, LLC
                                 MEARS/HDD, LLC
                                 MEARS SERVICES, LLC
                                 BY: MEARS GROUP, INC., THE SOLE MEMBER OF
                                     EACH OF THE FOREGOING LIMITED LIABILITY
                                     COMPANIES


                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:   Dana Gordon
                                 Title:  Vice President


                                 S.K.S. PIPELINERS, LLC
                                 BY: ARBY CONSTRUCTION, INC., ITS MEMBER


                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:    Dana Gordon
                                 Title:   Vice President


                                 TNS-VA, LLC
                                 BY: PROFESSIONAL TELECONCEPTS, INC. (NY),
                                     ITS MEMBER


                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:   Dana Gordon
                                 Title:  Vice President

                                 LINECO LEASING, LLC
                                 BY: MUSTANG LINE CONTRACTORS, INC.,
                                     ITS SOLE MEMBER


                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:   Dana Gordon
                                 Title:  Vice President


                                 AIRLAN TELECOM SERVICES, L.P.
                                 NORTH HOUSTON POLE LINE, L.P.
                                 LINDSEY ELECTRIC, L.P.
                                 DIGCO UTILITY CONSTRUCTION, L.P.
                                 BY: MEJIA PERSONNEL SERVICES, INC.,
                                     ITS GENERAL PARTNER


                                 By:  /s/ DANA GORDON
                                      -----------------------------------------
                                 Name:   Dana Gordon
                                 Title:  Vice President


                                Attachement A-7

                                QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
                                QUANTA ASSOCIATES, L.P.
                                BY: QSI, INC., ITS GENERAL PARTNER


                                By:  /s/ DANA GORDON
                                      -----------------------------------------
                                Name:   Dana Gordon
                                Title:  Vice President


                                TRANS TECH ELECTRIC, L.P.
                                BY: TTGP, INC., ITS GENERAL PARTNER


                                By: /s/ DANA GORDON
                                      -----------------------------------------
                                Name:   Dana Gordon
                                Title:  Vice President


                                PWR NETWORK, LLC
                                BY: PWR FINANCIAL COMPANY, ITS SOLE MEMBER


                                By:  /s/ DANA GORDON
                                      -----------------------------------------
                                Name:   Dana Gordon
                                Title:  Vice President


                                Q RESOURCES, LLC
                                BY: QUANTA HOLDINGS, INC., ITS MEMBER


                                By:  /s/ DANA GORDON
                                      -----------------------------------------
                                Name:   Dana Gordon
                                Title:  Vice President


                                QUANTA RECEIVABLES, L.P.
                                BY: PWR NETWORK, LLC, ITS GENERAL PARTNER
                                BY: PWR FINANCIAL COMPANY, ITS SOLE MEMBER


                                By:  /s/ DANA GORDON
                                      -----------------------------------------
                                Name:   Dana Gordon
                                Title:  Vice President


                                TOTAL QUALITY MANAGEMENT SERVICES, LLC
                                BY: ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LTD.


                                By:  /s/ DANA GORDON
                                      -----------------------------------------
                                Name:   Dana Gordon
                                Title:  Vice President


                                 Attachment A-8